UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund:   BlackRock World Income Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World Income

      Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1 –	Report to Stockholders

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock World Income Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•	Investor fears about the US Federal Reserve’s eventual tapering of its bond buying program dominated the market in the latter part of the period. Consequently, the Fund’s short duration positions relative to the benchmark index in the United States, the United Kingdom and Japan benefited relative performance, as did the tactical management of duration (sensitivity to interest rate movements). The Fund also derived positive returns from its long government debt positions in Italy, Spain and Ireland.

•	Detracting from relative performance was the Fund’s emerging market exposure as emerging market external debt (i.e., debt denominated in a currency outside the local market) and local bonds (denominated in the local currency) were some of the worst-performing assets in the final few weeks of the period. A sell-off in emerging market currencies also led to large negative returns on the Fund’s long emerging market currency positions, although this was partially offset by positive returns on the Fund’s long position in the US dollar versus the Japanese yen. Additionally, the Fund’s long position in Australian duration and its exposure to German bunds (i.e., treasury securities) detracted from total returns. A long debt position in Slovenia also hurt relative performance during the fixed income market sell-off in May and June.

•	The Fund utilizes derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of financial future contracts and foreign currency contracts had a positive impact on performance.

Describe recent portfolio activity.

•	During the period, it became increasingly evident that the US economy was recovering and the Fund therefore reduced duration in the United States, the United Kingdom and Germany, tactically trading these positions as the market reacted to news flow. The Fund held Italian and Spanish government debt, but took some profit on long positions in peripheral European countries toward period end. The Fund added a long position in Slovenian government bonds despite their relative illiquidity as they offer an attractive yield and Fund management holds a positive view on Slovenia’s fundamental health.

•	Within emerging markets, the Fund reduced exposure to US dollar-denominated emerging market sovereign debt and increased its holdings in local, quasi-sovereign emerging market bonds. With respect to foreign currency exposure, the Fund removed its long positions in emerging market currencies later in the period due to concerns that the market’s preoccupation with stimulus tapering would continue to exert downward pressure on emerging market assets. Given the higher volatility, lower liquidity environment of the last two months of the period, the Fund reduced exposure to the longer-maturity emerging market bonds that would be most vulnerable in a major sell-off, while retaining positions in short-maturity bonds and select high-conviction long-term holdings.

•	Within investment grade corporate credit, the Fund took profits on some senior US financial names in the first half of the period and bought European insurance names. The Fund generally favored communications names in the United States and utility hybrid bonds in Europe.

•	Toward the end of the period, the Fund accumulated cash as it reduced duration risk amid the sharp correction in fixed income markets. The Fund’s cash balance did not have a material impact on performance for the period.

Describe portfolio positioning at period end.

•	At period end, the Fund remained overweight in Australian duration versus the United States. In addition, the Fund maintained an underweight in the United Kingdom. In Europe, the Fund maintained a preference for peripheral countries over core/semi-core countries. In corporate credit, the Fund held a bias for financial issuers over industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended June 30, 2013

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.89%	1.73%	(0.80)%	5.52%	N/A	4.03%	N/A	6.36%	N/A
Investor A	1.60	1.43	(1.07)	5.12	0.91%	3.77	2.93%	6.10	5.67%
Investor B	1.03	1.02	(1.39)	4.48	0.48	3.21	2.87	5.53	5.53
Investor C	0.90	0.68	(1.44)	4.30	3.30	2.99	2.99	5.32	5.32
Investor C1	0.92	0.92	(1.40)	4.45	3.45	3.18	3.18	5.49	5.49
J.P. Morgan Global Government Bond Broad Index	—	—	(5.67)	(4.26)	N/A	3.18	N/A	4.83	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$990.40	$4.79	$1,000.00	$1,019.99	$4.86	0.97%
Investor A	$1,000.00	$989.30	$5.87	$1,000.00	$1,018.89	$5.96	1.19%
Investor B	$1,000.00	$986.10	$9.11	$1,000.00	$1,015.59	$9.25	1.85%
Investor C	$1,000.00	$985.60	$9.65	$1,000.00	$1,015.09	$9.79	1.96%
Investor C1	$1,000.00	$986.00	$9.21	$1,000.00	$1,015.49	$9.34	1.87%

[5]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•	Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares are only available through dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

Portfolio Information

As of June 30, 2013

Portfolio Composition	Percent of Long-Term Investments

Corporate Bonds	38%
Foreign Agency Obligations	33
US Treasury Obligations	19
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	2
Municipal Bonds	1
Preferred Securities	1
Common Stocks	1

Geographic Allocation	Percent of Long-Term Investments

United States	33%
Italy	9
Australia	7
Spain	7
United Kingdom	6
South Korea	4
France	4
Netherlands	4
Germany	3
Luxembourg	3
Slovenia	3
Ireland	2
Canada	2
Portugal	2
South Africa	2
Belgium	2
Other[1]	7
[1]	Other includes a 1% or less investment in each of the following countries: Brazil, Denmark, Finland, India, Japan, Kazakhstan, Saudi Arabia, Singapore, Switzerland, United Arab Emirates and Venezuela.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	7

Schedule of Investments June 30, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
France — 0.5%
Cars Alliance Funding PLC, Series 2012-F1F, Class A, 1.38%, 9/25/21	EUR	89	$116,246
FCT Copernic, Series 2012-1, Class A1, 1.18%, 9/25/29 (a)		200	262,022
Red & Black Auto France, Series 2012-1, Class A, 0.98%, 12/28/21 (a)		210	274,471

			652,739
Germany — 0.9%
Driver Ten GmbH, Series 10, Class A, 0.37%, 3/21/19 (a)		272	354,192
Red & Black TME Germany 1 UG, Series 1, Class A, 0.62%, 1/15/23 (a)		81	105,858
SC Germany Auto 2013-1 UG, Series 2013-1, Class A, 0.50%, 10/12/22 (a)		457	595,199

			1,055,249
Italy — 0.5%
Auto ABS Compartiment:
Series 2007-2, Class A, 0.35%, 10/25/20 (a)		26	33,465
Series 2012-2, Class A, 2.80%, 4/27/25		471	618,146

			651,611
Luxembourg — 0.9%
Bumper 2 SA, Series 2011-2, Class A, 1.38%, 2/23/23 (a)		405	531,047
Red & Black Auto Lease Germany 1 SA, 0.91%, 4/15/24		400	518,770

			1,049,817
Netherlands — 0.1%
Highway BV, Series 2012-1, Class A, 1.23%, 3/26/24 (a)		93	$122,042
United Kingdom — 1.0%
Bumper 2 SA Series 2012-5 (a):
Class A1, 1.32%, 6/20/22		223	291,170
Class A2, 1.89%, 6/20/22	GBP	223	341,046
Turbo Finance 2 PLC Series 2012-1:
Class A, 1.89%, 2/20/19 (a)		86	131,885
Class B, 5.50%, 2/20/19		195	314,052
Turbo Finance 3 PLC, Series 3, Class A, 1.09%, 11/20/19 (a)		89	134,974

			1,213,127
United States — 0.8%
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17	GBP	300	$472,758
Santander Drive Auto Receivables Trust, Series 2012-3, Class A3, 1.08%, 4/15/16	USD	115	115,406
SLM Student Loan Trust (a):
Series 2012-2, Class A, 0.89%, 1/25/29		233	232,172
Series 2012-C, Class A1, 1.29%, 8/15/23 (b)		211	211,662

			1,031,998
Total Asset-Backed Securities – 4.7%			5,776,583

Common Stocks		Shares
Canada — 0.3%
Ainsworth Lumber Co. Ltd. (b)(c)		47,014	143,049
Ainsworth Lumber Co. Ltd. (c)		65,864	200,404

			343,453
United States — 0.2%
NewPage Corp.		2,540	228,600
Total Common Stocks — 0.5%			572,053

Corporate Bonds		Par (000)
Australia — 0.4%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	500	463,105
Belgium — 1.5%
European Union, 2.50%, 12/04/15	EUR	1,350	1,844,526
Brazil — 1.3%
Petrobras International Finance Co., 3.88%, 1/27/16	USD	1,610	1,656,410
Denmark — 1.0%
Realkredit Danmark A/S, Series 10T, 2.00%, 1/01/14	DKK	6,940	1,221,638

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	JPY	Japanese Yen
	BRL	Brazilian Real	KRW	South Korean Won
	CAD	Canadian Dollar	MXN	Mexican New Peso
	CHF	Swiss Franc	MYR	Malaysian Ringgit
	CLP	Chilean Peso	NOK	Norwegian Krone
	CZK	Czech Republic Koruna	NZD	New Zealand Dollar
	DKK	Danish Krone	PLN	Polish Zloty
	EUR	Euro	RB	Revenue Bonds
	EURIBOR	Euro Interbank Offered Rate	SEK	Swedish Krona
	GBP	British Pound	SGD	Singapore Dollar
	GO	General Obligation Bonds	TRY	Turkish Lira
	HUF	Hungarian Forint	USD	US Dollar
	IDR	Indonesian Rupiah	ZAR	South African Rand
	INR	Indian Rupee

See Notes to Financial Statements.

8	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
France — 2.3%
BNP Paribas SA, 3.02%, 12/20/14 (a)	USD	975	$1,005,758
Electricite de France SA:
4.25% (a)(d)	EUR	300	394,400
6.00% (a)(d)	GBP	500	749,068
5.50%, 10/17/41		200	313,763
Pernod-Ricard SA, 5.00%, 3/15/17	EUR	300	435,011

			2,898,000
Germany — 0.6%
BASF SE, 1.50%, 10/01/18		343	448,721
ThyssenKrupp AG, 4.00%, 8/27/18		250	331,312

			780,033
India — 0.5%
NTPC Ltd., 4.75%, 10/03/22	USD	380	354,559
Power Grid Corp. of India Ltd., 3.88%, 1/17/23		280	248,444

			603,003
Ireland — 1.3%
Aquarius + Investments PLC for Swiss Reinsurance Co., Ltd. (a):
6.38%, 9/01/24		200	200,150
4.25%, 10/02/43	EUR	130	166,107
Intesa Sanpaolo Bank Ireland PLC, 4.00%, 8/08/13		200	261,189
Sibur Securities Ltd., 3.91%, 1/31/18	USD	690	638,250
Talisman Finance PLC, Series 7, Class A, 0.41%, 4/22/17 (a)	EUR	314	396,622

			1,662,318
Italy — 0.8%
Assicurazioni Generali SpA, 7.75%, 12/12/42 (a)		100	137,975
Davide Campari-Milano SpA:
5.38%, 10/14/16		150	210,855
4.50%, 10/25/19		100	136,029
Intesa Sanpaolo SpA:
4.00%, 11/09/17		330	434,032
2.18%, 5/28/18 (a)		100	119,372

			1,038,263
Japan — 0.4%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14		400	524,825
Kazakhstan — 0.7%
KazMunaiGaz Finance Sub BV, 7.00%, 5/05/20 (b)	USD	800	904,000
Luxembourg — 1.8%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	120	155,105
Gazprom Neft OAO Via GPN Capital SA, 2.93%, 4/26/18		510	631,059
GELF Bond Issuer I SA, 3.13%, 4/03/18		470	606,002
RSHB Capital SA for OJSC Russian Agricultural Bank, 9.00%, 6/11/14	USD	770	817,239

			2,209,405
Netherlands — 3.0%
ABN Amro Bank NV, 4.31% (a)(d)	EUR	119	137,470
Generali Finance BV (a)(d):
5.32%		450	543,276
5.48%		200	241,022
Netherlands (concluded)
HeidelbergCement Finance BV, 8.00%, 1/31/17	EUR	130	$195,020
HeidelbergCement Finance Luxembourg SA, 7.50%, 10/31/14		300	417,052
Iberdrola International BV, 5.75% (a)(d)		700	904,321
ING Bank NV, 2.00%, 8/28/20		320	419,027
Koninklijke KPN NV:
6.13% (a)(d)		515	660,294
5.63%, 9/30/24		70	103,417
Rabobank Nederland, 3.88%, 2/08/22	USD	80	80,562

			3,701,461
Portugal — 0.1%
Caixa Geral de Depositos SA, 3.75%, 1/18/18	EUR	100	129,097
Saudi Arabia — 0.6%
Dar Al-Arkan Sukuk Co., Ltd., 5.75%, 5/24/18	USD	735	705,747
Singapore — 0.2%
SP PowerAssets Ltd., 2.70%, 9/14/22		260	233,606
South Korea — 0.6%
POSCO, 5.25%, 4/14/21 (b)		200	208,830
The Korea Development Bank, 1.50%, 5/30/18		375	482,195

			691,025
Spain — 2.1%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (a)(d)		200	189,880
Caja Rural de Navarra, 2.88%, 6/11/18	EUR	200	252,806
Santander International Debt SAU:
4.38%, 9/04/14		500	670,089
4.63%, 3/21/16		1,100	1,485,193

			2,597,968
Switzerland — 0.5%
UBS AG, 4.75%, 5/22/23 (a)	USD	265	251,750
UBS AG/Stamford CT, 5.88%, 12/20/17		291	334,723

			586,473
United Arab Emirates — 0.9%
Emirates Airline, 4.50%, 2/06/25		1,215	1,111,968
United Kingdom — 3.8%
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	505	752,349
FCE Bank PLC, 9.38%, 1/17/14	EUR	50	68,032
Fidelity International Ltd., 7.13%, 2/13/24	GBP	200	330,914
Firstgroup PLC, 5.25%, 11/29/22		110	169,113
GKN Holdings PLC, 5.38%, 9/19/22		100	152,042
Legal & General Group PLC, 5.88% (a)(d)		470	737,007
Lloyds TSB Bank PLC, 9.88%, 12/16/21 (a)	USD	345	396,750
NGG Finance PLC, 4.25%, 6/18/76 (a)	EUR	460	588,280
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (b)	USD	800	905,856
Virgin Media Secured Finance PLC, 7.00%, 1/15/18	GBP	53	83,432
Vodafone Group PLC, 2.50%, 9/26/22	USD	610	540,886

			4,724,661
United States — 10.6%
Altria Group, Inc.:
9.25%, 8/06/19		37	49,003
9.95%, 11/10/38		125	185,002
Bank of America Corp., 5.63%, 7/01/20		200	220,193

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (concluded)
Boston Scientific Corp., 6.25%, 11/15/15	USD	120	$132,810
CIT Group, Inc., 4.75%, 2/15/15 (b)		420	426,825
Comcast Corp., 6.40%, 3/01/40		515	615,604
CONSOL Energy, Inc., 8.25%, 4/01/20		350	366,625
Copano Energy LLC, 7.13%, 4/01/21		265	294,812
Cox Communications, Inc., 8.38%, 3/01/39 (b)		410	555,694
Crown Castle Towers LLC, 6.11%, 1/15/20 (b)		400	458,990
DIRECTV Holdings LLC, 5.15%, 3/15/42		250	223,018
DISH DBS Corp.:
7.00%, 10/01/13		345	348,795
6.63%, 10/01/14		230	239,775
Dollar General Corp., 3.25%, 4/15/23		460	420,069
Domtar Corp., 9.50%, 8/01/16		130	153,674
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		700	901,099
Ford Motor Credit Co. LLC:
12.00%, 5/15/15		100	117,918
5.00%, 5/15/18		320	341,256
The Goldman Sachs Group, Inc., 6.15%, 4/01/18		120	135,221
JPMorgan Chase & Co.:
1.88%, 3/20/15		325	328,807
1.18%, 1/25/18 (a)		1,290	1,287,162
4.50%, 1/24/22		55	57,592
Kraft Foods Group, Inc.:
5.38%, 2/10/20		109	122,949
6.88%, 1/26/39		98	118,889
Leucadia National Corp., 8.13%, 9/15/15		230	257,887
Lincoln National Corp., 6.25%, 2/15/20		585	670,770
MetLife, Inc., 6.75%, 6/01/16		549	628,348
Morgan Stanley, 3.75%, 9/21/17	EUR	150	205,656
Mylan, Inc., 6.00%, 11/15/18 (b)	USD	430	471,229
NewPage Corp., 11.38%, 12/31/14 (c)(e)		586	—
Oracle Corp., 5.38%, 7/15/40		400	445,878
Prudential Financial, Inc., 3.88%, 1/14/15		300	312,543
QVC, Inc.:
5.13%, 7/02/22		86	86,906
5.95%, 3/15/43 (b)		170	152,897
SLM Corp., 3.88%, 9/10/15		93	93,935
Southwestern Energy Co., 7.50%, 2/01/18		410	486,182
Verisk Analytics, Inc., 4.13%, 9/12/22		55	54,651
Verizon Communications, Inc., 6.90%, 4/15/38		500	614,625
Wells Fargo & Co.:
Series K, 7.98%(a)(d)		110	124,300
4.60%, 4/01/21		60	65,383
WM Covered Bond Program, 4.38%, 9/16/14	EUR	210	282,312

			13,055,284
Total Corporate Bonds — 35.0%			43,342,816

Foreign Agency Obligations
Australia Government International Bond:
5.75%, 5/15/21	AUD	1,105	1,159,466
5.75%, 7/15/22		120	126,802
4.75%, 4/21/27		450	439,397
Bundesrepublik Deutschland, 4.25%, 7/04/39	EUR	350	611,931
Bundesrepublik Deutschland, Series 09, 3.50%, 7/04/19		275	411,163
Canadian Government Bond, 4.00%, 6/01/41	CAD	325	$373,764
France Treasury Bill BTF, 0.09%, 10/17/13 (f)	EUR	500	650,656
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW	1,820,706	1,691,403
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	400	376,225
Italy Buoni Poliennali Del Tesoro:
4.25%, 7/01/14	EUR	300	401,273
4.00%, 2/01/17		925	1,245,069
4.50%, 2/01/20		750	1,009,175
4.00%, 9/01/20		703	920,330
4.75%, 9/01/21		300	407,185
5.50%, 9/01/22		180	251,963
4.50%, 5/01/23		1,450	1,887,392
4.75%, 9/01/28 (b)		65	84,218
5.00%, 8/01/39		694	907,789
4.75%, 9/01/44 (b)		755	936,114
Korea Treasury Bond, Series 1409, 5.00%, 9/10/14	KRW	3,203,000	2,879,169
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD	490	508,147
New South Wales Treasury Corp., Series C1B1, 2.75%, 11/20/25	AUD	3,640	4,105,107
Nordic Investment Bank, 6.00%, 8/20/14		950	898,621
Portugal Obrigacoes do Tesouro OT, 5.65%, 2/15/24 (b)	EUR	1,560	1,888,636
Province of Quebec Canada, 4.25%, 12/01/43	CAD	1,100	1,090,378
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD	1,595	1,607,953
Republic of South Africa, 13.50%, 9/15/15	ZAR	5,540	644,346
Slovenia Government Bond, 2.75%, 3/17/15	EUR	330	421,508
Slovenia Government Bond, Series RS65, 4.38%, 4/02/14		435	568,952
Slovenia Government International Bond, 5.85%, 5/10/23	USD	960	892,800
Slovenia Ministry of Finance Treasury Bill, 4.19%, 10/16/14 (f)	EUR	960	1,183,980
Societe Financement de l’Economie Francaise, 3.38%, 5/05/14 (b)	USD	955	978,493
South Africa Government Bond, 6.50%, 2/28/41	ZAR	16,184	1,261,255
Spain Government Bond:
2.75%, 3/31/15	EUR	1,500	1,967,508
4.25%, 10/31/16		190	255,791
5.50%, 7/30/17		296	415,526
4.10%, 7/30/18		715	949,153
4.60%, 7/30/19		770	1,036,648
4.70%, 7/30/41		200	238,808
Total Foreign Agency Obligations — 30.4%			37,684,094

Non-Agency Mortgage-Backed Securities
Ireland — 0.5%
German Residential Asset Note Distributor PLC, Series 1 (a):
Class A, 1.62%, 1/20/21		192	249,674
Class B, 1.73%, 1/20/21		176	227,081
German Residential Funding PLC, 3.68%, 8/27/24 (a)		150	193,881

			670,636

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)		Value
United Kingdom — 0.8%
Arkle Master Issuer PLC, Series 2012-1A, Class 2A1, 1.97%, 5/17/60 (a)(b)	USD	289		$295,655
Gosforth Funding PLC, Series 2012-2, Class A1A, 0.98%, 11/18/49 (a)	GBP	204		309,860
London & Regional Debt Securitisation No. 1 Pk, 4.76%, 10/15/17 (a)		129		199,052
Taurus 2013 GMF1 PLC, 2.96%, 5/21/24 (a)	EUR	136		175,696

				980,263
United States — 0.1%
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 4.88%, 1/25/35 (a)	USD	128		123,738
Total Non-Agency Mortgage-Backed Securities — 1.4%				1,774,637

Other Interests (g)		Beneficial Interest (000)
United States — 0.2%
Adelphia Preferred Escrow		575		6
Stanley Martin, Class B Membership Units (acquired 12/09/09, cost $240,152) (h)		—	(i)	312,000
Total Other Interests – 0.2%				312,006

Preferred Securities		Par (000)
Capital Trusts
Netherlands — 0.7%
Achmea BV, 5.13% (a)(d)	EUR	50		64,432
ELM BV for Swiss Life Insurance & Pension Group, 5.25% (a)(d)		250		328,666
Rabobank Nederland NV, 11.00% (a)(b)(d)	USD	400		513,000

				906,098
United States — 0.1%
American General Institutional Capital A, 7.57%, 12/01/45 (b)		100		119,000
Total Preferred Securities – 0.8%				1,025,098
United States — 0.8%
Port Authority of New York & New Jersey, RB, Consolidated, 168th Series, 4.93%, 10/01/51	USD	90		$89,747
State of California, GO, Various Purpose, Series 3, 5.95%, 4/01/16		850		945,940
Total Taxable Municipal Bonds — 0.8%				1,035,687

US Treasury Obligations
United States — 17.6%
US Treasury Notes:
0.25%, 5/31/15		11,585		11,564,634
0.38%, 6/30/15		3,720		3,721,454
1.00%, 5/31/18		6,225		6,118,005
2.00%, 2/15/23		403		387,856
Total US Treasury Obligations — 17.6%				21,791,949

Warrants (j)		Shares
United States — 0.0%
HealthSouth Corp. (Expires 1/16/14)		14,085		—
Venezuela — 0.1%
Venezuela Oil Obligations (Expires 4/15/20)		3,000		78,000
Total Warrants — 0.1%				78,000
Total Long-Term Investments (Cost – $112,273,909) — 91.5%				113,392,923

Short-Term Securities
Money Market Funds — 7.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (k)(l)		8,778,713		8,778,713
Total Short-Term Securities (Cost — $8,778,713) — 7.1%				8,778,713
Total Investments (Cost — $121,052,622) — 98.6%				122,171,636
Other Assets Less Liabilities — 1.4%				1,752,027

Net Assets — 100.0%				$123,923,663

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Restricted security as to resale. As of report date, the Fund held 0.25% of its net assets, with a current value of $312,000 and an original cost of $240,152 in these securities.

(i)	Amount is less than $500.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	11

Schedule of Investments (continued)

(j)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(k)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,224,702	4,554,011	8,778,713	$1,238

(l)	Represents the current yield as of report date.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
37	10-Year Australian Treasury Bond	Australian Securities Exchange	September 2013	USD	4,006,122	$(102,326)
2	Euro-BUXL	Eurex	September 2013	USD	334,628	(5,161)
(20)	2-Year US Treasury Note	Chicago Board of Trade	September 2013	USD	4,400,000	8,497
(20)	3-Year Australian Treasury Bond	Australian Securities Exchange	September 2013	USD	1,997,504	11,037
(44)	5-Year US Treasury Note	Chicago Board of Trade	September 2013	USD	5,326,062	69,380
(30)	10-Year Canadian Bond	Montreal	September 2013	USD	3,748,502	149,981
(1)	10-Year Japanese Government Bond	Tokyo	September 2013	USD	1,438,798	1,307
(171)	10-Year US Treasury Note	Chicago Board of Trade	September 2013	USD	21,642,188	483,665
(43)	Euro BOBL	Eurex	September 2013	USD	7,007,560	48,997
(32)	Euro Bund	Eurex	September 2013	USD	5,894,702	77,169
(92)	Euro-Schatz	Eurex	September 2013	USD	13,215,204	18,456
(52)	Long Gilt Bond	London Financial Futures	September 2013	USD	8,850,101	211,702
(24)	Long US Treasury Bond	Chicago Board of Trade	September 2013	USD	3,260,250	148,766
(39)	Ultra Long US Treasury Bond	Chicago Board of Trade	September 2013	USD	5,745,188	203,970
Total						$1,325,440

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,721,060	USD	813,625	UBS AG	7/02/13	$(42,316)
BRL	1,721,060	USD	776,792	UBS AG	7/02/13	(5,483)
USD	776,792	BRL	1,721,060	UBS AG	7/02/13	5,483
USD	794,284	BRL	1,721,060	UBS AG	7/02/13	22,975
GBP	263,335	USD	409,901	Deutsche Bank AG	7/17/13	(9,423)
MXN	7,418,000	USD	610,808	Citibank N.A.	7/17/13	(39,082)
SEK	14,114,496	USD	2,172,096	The Bank of New York Mellon	7/17/13	(68,107)
SGD	2,905,000	USD	2,347,435	Deutsche Bank AG	7/17/13	(55,452)
TRY	5,660,000	USD	3,137,862	Goldman Sachs Bank USA	7/17/13	(210,450)
USD	2,173,866	AUD	2,270,000	Deutsche Bank AG	7/17/13	100,124
USD	8,463,215	AUD	8,128,718	UBS AG	7/17/13	1,037,287
USD	2,751,005	CAD	2,808,000	Barclays Bank PLC	7/17/13	81,987
USD	1,240,111	DKK	7,044,399	Deutsche Bank AG	7/17/13	10,555
USD	5,656,753	GBP	3,695,000	Barclays Bank PLC	7/17/13	37,417
USD	2,654,795	HUF	606,630,000	Goldman Sachs Bank USA	7/17/13	(18,271)
USD	3,607,171	JPY	359,102,000	Barclays Bank PLC	7/17/13	(13,740)
USD	545,000	MXN	6,921,446	Deutsche Bank AG	7/17/13	11,545
USD	603,758	MXN	7,305,000	JPMorgan Chase Bank N.A.	7/17/13	40,741
USD	2,212,662	SEK	14,076,000	Goldman Sachs Bank USA	7/17/13	114,411
USD	2,345,379	SGD	2,900,000	Bank of America N.A.	7/17/13	57,341
USD	2,956,449	TRY	5,634,357	JPMorgan Chase Bank N.A.	7/17/13	42,300
USD	364,994	ZAR	3,750,000	Bank of America N.A.	7/17/13	(13,539)
USD	890,075	ZAR	8,534,000	Barclays Bank PLC	7/17/13	28,634
USD	77,966	ZAR	782,243	Deutsche Bank AG	7/17/13	(995)
USD	728,945	ZAR	6,599,258	UBS AG	7/17/13	62,801

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2013 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,927,066	EUR	2,365,000	UBS AG	7/22/13	$20,784
EUR	5,155,921	CHF	6,262,500	Barclays Bank PLC	7/22/13	80,460
EUR	475,000	CHF	586,480	UBS AG	7/22/13	(2,683)
EUR	455,000	CHF	559,668	UBS AG	7/22/13	(327)
EUR	321,000	USD	416,548	Bank of America N.A.	7/23/13	1,316
EUR	5,000,000	USD	6,657,840	BNP Paribas S.A.	7/23/13	(149,051)
EUR	137,000	USD	180,820	Citibank N.A.	7/23/13	(2,479)
EUR	300,000	USD	390,113	Citibank N.A.	7/23/13	415
EUR	490,000	USD	653,329	Deutsche Bank AG	7/23/13	(15,467)
EUR	9,355,000	USD	12,429,820	UBS AG	7/23/13	(251,876)
EUR	2,800,000	USD	3,667,493	UBS AG	7/23/13	(22,571)
USD	15,524	EUR	11,872	Citibank N.A.	7/23/13	69
USD	273,417	EUR	210,000	Credit Suisse International	7/23/13	48
USD	143,620	EUR	110,000	Credit Suisse International	7/23/13	426
USD	104,736	EUR	80,000	Credit Suisse International	7/23/13	595
USD	208,888	EUR	160,000	Credit Suisse International	7/23/13	607
USD	380,417	EUR	290,000	Credit Suisse International	7/23/13	2,907
USD	313,916	EUR	240,000	Deutsche Bank AG	7/23/13	1,494
USD	7,529,280	EUR	5,750,000	Deutsche Bank AG	7/23/13	44,172
USD	32,279,747	EUR	24,720,000	Deutsche Bank AG	7/23/13	100,293
USD	6,139,925	EUR	4,605,000	Deutsche Bank AG	7/23/13	145,330
USD	131,466	EUR	100,000	Goldman Sachs Bank USA	7/23/13	1,290
USD	2,013,001	EUR	1,543,000	Goldman Sachs Bank USA	7/23/13	4,389
USD	1,143,006	EUR	870,000	Goldman Sachs Bank USA	7/23/13	10,477
BRL	2,305,688	USD	1,125,000	Citibank N.A.	7/24/13	(96,819)
BRL	2,000,565	USD	945,000	UBS AG	7/24/13	(52,883)
CAD	749,128	USD	724,019	UBS AG	7/24/13	(12,087)
HUF	565,591,420	EUR	1,915,000	Royal Bank of Scotland PLC	7/24/13	(2,427)
PLN	8,086,344	EUR	1,895,000	Deutsche Bank AG	7/24/13	(36,548)
USD	2,029,050	BRL	4,306,253	JPMorgan Chase Bank N.A.	7/24/13	108,752
USD	430,000	CAD	437,891	Deutsche Bank AG	7/24/13	13,852
USD	1,900,000	INR	107,312,000	Deutsche Bank AG	7/24/13	107,008
USD	609,520	NZD	760,000	Deutsche Bank AG	7/24/13	21,486
JPY	79,636,840	USD	830,000	Citibank N.A.	7/25/13	(26,979)
JPY	61,396,791	USD	605,000	Deutsche Bank AG	7/25/13	14,097
JPY	485,915,000	USD	5,042,835	HSBC Bank USA N.A.	7/25/13	(143,093)
USD	605,000	JPY	59,772,003	Deutsche Bank AG	7/25/13	2,287
USD	830,000	JPY	80,086,700	Deutsche Bank AG	7/25/13	22,443
USD	623,136	JPY	61,683,905	JPMorgan Chase Bank N.A.	7/25/13	1,144
CLP	124,580,000	USD	259,245	UBS AG	8/14/13	(15,794)
IDR	1,536,450,000	USD	157,463	Citibank N.A.	8/14/13	(6,734)
INR	208,666,200	USD	3,749,617	UBS AG	8/14/13	(280,772)
KRW	2,533,808,000	USD	2,267,694	Deutsche Bank AG	8/14/13	(54,471)
KRW	1,080,365,000	USD	968,850	Deutsche Bank AG	8/14/13	(25,176)
MYR	12,143,283	USD	4,024,286	UBS AG	8/14/13	(211,272)
USD	243,280	CLP	124,580,000	BNP Paribas S.A.	8/14/13	(171)
USD	147,842	IDR	1,536,450,000	Deutsche Bank AG	8/14/13	(2,887)
USD	1,700,000	INR	100,402,000	Citibank N.A.	8/14/13	30,928
USD	1,700,000	KRW	1,921,000,000	Deutsche Bank AG	8/14/13	22,051
USD	6,468,884	KRW	7,370,000,000	UBS AG	8/14/13	31,360
USD	3,831,897	MYR	12,143,283	UBS AG	8/14/13	18,883
USD	2,592,710	GBP	1,699,358	Deutsche Bank AG	8/21/13	8,929
USD	6,056,990	EUR	4,670,000	Deutsche Bank AG	8/28/13	(23,181)
EUR	1,783,374	HUF	535,420,000	Deutsche Bank AG	9/09/13	(24,837)
NOK	3,555,000	CZK	11,886,143	JPMorgan Chase Bank N.A.	9/19/13	(11,351)
Total						$523,099

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	13

Schedule of Investments (continued)

•	Credit default swaps — buy protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
News America, Inc.	1.00%	Goldman Sachs International	6/20/17	USD 450	$(7,338)
Viacom, Inc.	1.00%	Citibank N.A.	6/20/17	USD 1,040	(15,652)
Emirate of Abu Dhabi	1.00%	Citibank N.A.	3/20/18	USD 1,160	3,092
Exel on Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/18	USD 630	(3,733)
FIirstEnergy Corp.	1.00%	Deutsche Bank AG	3/20/18	USD 480	5,769
Pernod Ricard SA	1.00%	Citibank N.A.	3/20/18	EUR 780	(1,619)
Clariant AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR 730	(3,022)
Compagnie de Saint Gobain SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR 730	(2,015)
Deutsche Telekom AG	1.00%	Deutsche Bank AG	6/20/18	EUR 450	(2,903)
Lafarge SA	1.00%	Deutsche Bank AG	6/20/18	EUR 140	2,682
Lafarge SA	1.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR 530	13,415
Markit iTraxx Financial Index Series 19, Version 1	1.00%	Deutsche Bank AG	6/20/18	EUR 2,100	(6,045)
Markit iTraxx Financial Index Series 19, Version 1	1.00%	Deutsche Bank AG	6/20/18	EUR 4,000	10,326
Yum! Brands, Inc.	1.00%	Deutsche Bank AG	6/20/18	USD 610	(3,180)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	9/20/18	EUR 550	13,350
Daimler AG	1.00%	Citibank N.A.	9/20/18	EUR 100	(169)
Daimler AG	1.00%	Goldman Sachs International	9/20/18	EUR 100	(169)
SLM Corp.	5.00%	JPMorgan Chase Bank N.A.	9/20/18	USD 85	(180)
Total					$2,609

•	Credit default swaps — sold protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Interpublic Group of Cos., Inc.	1.00%	Goldman Sachs International	6/20/17	BB+	USD 450	$14,677
Comcast Corporation	1.00%	Credit Suisse International	9/20/17	A	USD 1,040	19,832
Dow Jones CDX North America Investment Grade Index Series 19, Version 1	1.00%	Deutsche Bank AG	12/20/17	B+	USD 640	941
GDF Suez	1.00%	Citibank N.A.	3/20/18	A	EUR 780	10,099
Solvay SA	1.00%	JPMorgan Chase Bank N.A.	3/20/18	BBB+	EUR 510	2,401
Anglo American PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB	EUR 730	(8,477)
Arcelormittal	1.00%	Deutsche Bank AG	6/20/18	BB+	EUR 100	(3,711)
Arcelormittal	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BB+	EUR 380	(15,787)
Dow Jones CDX North America Investment Grade Index Series 20, Version 1	1.00%	Deutsche Bank AG	6/20/18	B+	USD 1,870	(12,218)
France Telecom SA	1.00%	Deutsche Bank AG	6/20/18	A	EUR 450	2,349
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	6/20/18	BB	USD 260	(946)
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse International	6/20/18	BB	USD 510	(2,322)
Koninklijke KPN NV	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB-	EUR 730	(730)
FirstEnergy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BBB-	USD 315	(828)
Intesa Sanpaolo SpA	3.00%	Deutsche Bank AG	9/20/18	BBB	EUR 550	(9,877)
Vodafone Group PLC	1.00%	Goldman Sachs International	9/20/18	A-	EUR 100	(55)
Vodafone Group PLC	1.00%	JPMorgan Chase Bank N.A.	9/20/18	A-	EUR 100	(55)
Total						$(4,707)

[1]	Using Standard and Poor’s rating (S&P’s) of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Schedule of Investments (continued)

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.90%[1]	6-Month EURIBOR	Deutsche Bank AG	11/30/17	EUR 2,280	$(27,383)
0.88%[1]	6-Month EURIBOR	Citibank N.A.	1/10/18	EUR 1,140	(16,941)
1.78%[2]	6-Month EURIBOR	Citibank N.A.	9/28/22	EUR 655	10,516
Total					$(33,808)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	15

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$5,776,583	—	$5,776,583
Common Stocks	$200,404	143,049	$228,600	572,053
Corporate Bonds	—	43,342,816	—	43,342,816
Foreign Agency Obligations	—	37,684,094	—	37,684,094
Non-Agency Mortgage-Backed Securities	—	1,774,637	—	1,774,637
Other Interests	—	—	312,006	312,006
Preferred Securities	—	1,025,098	—	1,025,098
Municipal Bonds	—	1,035,687	—	1,035,687
US Treasury Obligations	—	21,791,949	—	21,791,949
Warrants	—	78,000	—	78,000
Short-Term Securities	8,778,713	—	—	8,778,713

Total	$8,979,117	$112,651,913	$540,606	$122,171,636

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$98,933	—	$98,933
Foreign currency exchange contracts	—	2,471,893	—	2,471,893
Interest rate contracts	$1,432,927	10,516	—	1,443,443
Liabilities:
Credit contracts	—	(101,031)	—	(101,031)
Foreign currency exchange contracts	—	(1,948,794)	—	(1,948,794)
Interest rate contracts	(107,487)	(44,324)	—	(151,811)

Total	$1,325,440	$487,193	—	$1,812,633

[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial reporting purposes. As of June 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,060,998	—	—	$1,060,998
Foreign currency at value	2,625,768	—	—	2,625,768

Total	$3,686,766	—	—	$3,686,766

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $112,273,909)	$113,392,923
Investments at value — affiliated (cost — $8,778,713)	8,778,713
Cash pledged for financial futures contracts	1,060,998
Foreign currency at value (cost — $2,659,587)	2,625,768
Unrealized appreciation on foreign currency exchange contracts	2,471,893
Investments sold receivable	1,290,290
Interest receivable	1,188,695
Capital shares sold receivable	480,779
Swap premiums paid	363,319
Unrealized appreciation on swaps	109,449
Swaps receivable	41,386
Prepaid expenses	39,530
Other assets	23,232

Total assets	131,866,975

Liabilities
Investments purchased payable	4,494,865
Unrealized depreciation on foreign currency exchange contracts	1,948,794
Capital shares redeemed payable	715,438
Swap premiums received	251,433
Unrealized depreciation on swaps	145,355
Income dividends payable	137,467
Investment advisory fees payable	60,433
Service and distribution fees payable	39,045
Swaps payable	23,579
Variation margin payable	10,145
Other affiliates payable	1,120
Other accrued expenses payable	115,638

Total liabilities	7,943,312

Net Assets	$123,923,663

Net Assets Consist of
Paid-in capital	$126,679,096
Distributions in excess of net investment income	(1,694,765)
Accumulated net realized loss	(3,984,610)
Net unrealized appreciation/depreciation	2,923,942

Net Assets	$123,923,663

Net Asset Value
Institutional — Based on net assets of $22,813,225 and 3,682,166 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.20

Investor A — Based on net assets of $68,315,491 and 11,033,775 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.19

Investor B — Based on net assets of $1,981,785 and 320,156 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.19

Investor C — Based on net assets of $22,826,791 and 3,687,402 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.19

Investor C1 — Based on net assets of $7,986,371 and 1,291,478 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.18

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	17

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$2,431,165
Dividends — unaffiliated	9,000
Foreign taxes withheld	(3,850)
Dividends — affiliated	1,238

Total income	2,437,553

Expenses
Investment advisory	376,886
Service — Investor A	83,990
Service and distribution — Investor B	8,976
Service and distribution — Investor C	119,966
Service and distribution — Investor C1	34,646
Transfer agent — Institutional	23,763
Transfer agent — Investor A	52,029
Transfer agent — Investor B	2,670
Transfer agent — Investor C	24,772
Transfer agent — Investor C1	8,379
Professional	50,415
Accounting services	27,547
Printing	23,628
Custodian	18,795
Registration	18,715
Officer and Directors	10,113
Miscellaneous	25,423

Total expenses	910,713
Less fees waived by Manager	(1,089)
Less transfer agent fees waived and/or reimbursed — class specific	(58,435)

Total expenses after fees waived and/or reimbursed	851,189

Net investment income	1,586,364

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,571,896
Financial futures contracts	892,602
Foreign currency transactions	68,489
Swaps	(390,533)

4,142,454

Net change in unrealized appreciation/depreciation on:
Investments	(9,409,721)
Financial futures contracts	1,204,814
Foreign currency translations	968,069
Swaps	197,145

(7,039,693)

Total realized and unrealized loss	(2,897,239)

Net Decrease in Net Assets Resulting from Operations	$(1,310,875)

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,586,364	$3,674,890
Net realized gain	4,142,454	1,917,790
Net change in unrealized appreciation/depreciation	(7,039,693)	4,640,754

Net increase (decrease) in net assets resulting from operations	(1,310,875)	10,233,434

Dividends to Shareholders From
Net investment income:
Institutional	(339,025)	(755,079)[1]
Investor A	(892,760)	(1,823,438)[1]
Investor B	(24,062)	(70,180)[1]
Investor C	(226,652)	(486,515)[1]
Investor C1	(85,510)	(220,220)[1]

Decrease in net assets resulting from dividends to shareholders	(1,568,009)	(3,355,432)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,510,540)	(12,139,706)

Net Assets
Total decrease in net assets	(5,389,424)	(5,261,704)
Beginning of period	129,313,087	134,574,791

End of period	$123,923,663	$129,313,087

Distribution in excess of net investment income	$(1,694,765)	$(1,713,120)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	19

Financial Highlights

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$6.34		$6.01	$6.03	$6.03	$5.92		$6.42

Net investment income[1]	0.09		0.20	0.22	0.23	0.22		0.24
Net realized and unrealized gain (loss)	(0.14)		0.31	(0.06)[2]	0.02 [2]	0.37	[2]	(0.38)[2]

Net increase (decrease) from investment operations	(0.05)		0.51	0.16	0.25	0.59		(0.14)

Dividends and distributions from:
Net investment income	(0.09)		(0.18)[3]	(0.18)[3]	(0.22)[3]	(0.48)[3]		(0.36)[3]
Tax return of capital	—		—	—	(0.03)[3]	—		—

Total dividends and distributions	(0.09)		(0.18)	(0.18)	(0.25)	(0.48)		(0.36)

Net asset value, end of period	$6.20		$6.34	$6.01	$6.03	$6.03		$5.92

Total Investment Return[4]
Based on net asset value	(0.80)%	[5]	8.67%	2.79%	4.24%	10.34%		(2.23)%

Ratios to Average Net Assets
Total expenses	1.08%	[6]	1.06%	1.09%	1.03%	1.09%		1.03%

Total expenses after fees waived and/or reimbursed	0.97%	[6]	1.02%	1.09%	1.03%	1.09%		1.03%

Net investment income	2.91%	[6]	3.21%	3.77%	3.73%	3.75%		3.72%

Supplemental Data
Net assets, end of period (000)	$22,813		$24,368	$27,615	$36,672	$41,525		$42,108

Portfolio turnover	76%		68%	99%	130%	201%	[7]	201% [8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$6.34		$6.01	$6.03	$6.03	$5.92		$6.41

Net investment income[1]	0.08		0.18	0.21	0.21	0.21		0.22
Net realized and unrealized gain (loss)	(0.15)		0.32	(0.06)[2]	0.03 [2]	0.36	[2]	(0.36)[2]

Net increase (decrease) from investment operations	(0.07)		0.50	0.15	0.24	0.57		(0.14)

Dividends and distributions from:
Net investment income	(0.08)		(0.17)[3]	(0.17)[3]	(0.21)[3]	(0.46)[3]		(0.35)[3]
Tax return of capital	—		—	—	(0.03)[3]	—		—

Total dividends and distributions to Common Shareholders	(0.08)		(0.17)	(0.17)	(0.24)	(0.46)		(0.35)

Net asset value, end of period	$6.19		$6.34	$6.01	$6.03	$6.03		$5.92

Total Investment Return[4]
Based on net asset value	(1.07)%	[5]	8.44%	2.56%	4.00%	10.11%		(2.29)%

Ratios to Average Net Assets
Total expenses	1.28%	[6]	1.27%	1.31%	1.26%	1.30%		1.26%

Total expenses after fees waived and/or reimbursed	1.19%	[6]	1.23%	1.31%	1.26%	1.30%		1.26%

Net investment income	2.71%	[6]	3.00%	3.54%	3.47%	3.54%		3.51%

Supplemental Data
Net assets, end of period (000)	$68,316		$68,031	$67,108	$76,388	$75,509		$75,294

Portfolio turnover	76%		68%	99%	130%	201%	[7]	201% [8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	21

Financial Highlights (continued)

	Investor B
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$6.34		$6.01	$6.03	$6.03	$5.92		$6.41

Net investment income[1]	0.06		0.15	0.18	0.18	0.18		0.19
Net realized and unrealized gain (loss)	(0.15)		0.31	(0.06)[2]	0.03 [2]	0.36	[2]	(0.36)[2]

Net increase (decrease) from investment operations	(0.09)		0.46	0.12	0.21	0.54		(0.17)

Dividends and distributions from:
Net investment income	(0.06)		(0.13)[3]	(0.14)[3]	(0.18)[3]	(0.43)[3]		(0.32)[3]
Tax return of capital	—		—	—	(0.03)[3]	—		—

Total dividends and distributions	(0.06)		(0.13)	(0.14)	(0.21)	(0.43)		(0.32)

Net asset value, end of period	$6.19		$6.34	$6.01	$6.03	$6.03		$5.92

Total Investment Return[4]
Based on net asset value	(1.39)%	[5]	7.82%	2.02%	3.47%	9.54%		(2.80)%

Ratios to Average Net Assets
Total expenses	1.85%	[6]	1.82%	1.84%	1.78%	1.83%		1.78%

Total expenses after fees waived and/or reimbursed	1.85%	[6]	1.81%	1.84%	1.78%	1.82%		1.78%

Net investment income	1.98%	[6]	2.44%	3.03%	2.94%	3.03%		2.97%

Supplemental Data
Net assets, end of period (000)	$1,982		$2,614	$4,058	$6,919	$8,595		$10,012

Portfolio turnover	76%		68%	99%	130%	201%	[7]	201% [8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$6.34		$6.01	$6.03	$6.03	$5.92		$6.41

Net investment income[1]	0.06		0.14	0.16	0.17	0.16		0.18
Net realized and unrealized gain (loss)	(0.15)		0.31	(0.05)[2]	0.02 [2]	0.37	[2]	(0.37)[2]

Net increase (decrease) from investment operations	(0.09)		0.45	0.11	0.19	0.53		(0.19)

Dividends and distributions from:
Net investment income	(0.06)		(0.12)[3]	(0.13)[3]	(0.17)[3]	(0.42)[3]		(0.30)[3]
Tax return of capital	—		—	—	(0.02)[3]	—		—

Total dividends and distributions	(0.06)		(0.12)	(0.13)	(0.19)	(0.42)		(0.30)

Net asset value, end of period	$6.19		$6.34	$6.01	$6.03	$6.03		$5.92

Total Investment Return[4]
Based on net asset value	(1.44)%	[5]	7.59%	1.78%	3.22%	9.30%		(3.00)%

Ratios to Average Net Assets
Total expenses	2.09%	[6]	2.07%	2.08%	2.02%	2.05%		2.00%

Total expenses after fees waived and/or reimbursed	1.96%	[6]	2.02%	2.08%	2.02%	2.05%		2.00%

Net investment income	1.92%	[6]	2.21%	2.77%	2.71%	2.75%		2.82%

Supplemental Data
Net assets, end of period (000)	$22,827		$24,748	$24,516	$27,260	$30,449		$20,340

Portfolio turnover	76%		68%	99%	130%	201%	[7]	201% [8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	23

Financial Highlights (concluded)

	Investor C1
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$6.33		$6.00	$6.02	$6.02	$5.91		$6.41

Net investment income[1]	0.06		0.15	0.18	0.18	0.18		0.19
Net realized and unrealized gain (loss)	(0.15)		0.31	(0.06)[2]	0.03 [2]	0.36	[2]	(0.38)[2]

Net increase (decrease) from investment operations	(0.09)		0.46	0.12	0.21	0.54		(0.19)

Dividends and distributions from:
Net investment income	(0.06)		(0.13)[3]	(0.14)[3]	(0.18)[3]	(0.43)[3]		(0.31)[3]
Tax return of capital	—		—	—	(0.03)[3]	—		—

Total dividends and distributions	(0.06)		(0.13)	(0.14)	(0.21)	(0.43)		(0.31)

Net asset value, end of period	$6.18		$6.33	$6.00	$6.02	$6.02		$5.91

Total Investment Return[4]
Based on net asset value	(1.40)%	[5]	7.81%	2.00%	3.42%	9.50%		(2.99)%

Ratios to Average Net Assets
Total expenses	1.87%	[6]	1.84%	1.87%	1.83%	1.87%		1.80%

Total expenses after fees waived and/or reimbursed	1.87%	[6]	1.83%	1.87%	1.83%	1.86%		1.80%

Net investment income	2.01%	[6]	2.41%	3.00%	2.89%	2.98%		2.94%

Supplemental Data
Net assets, end of period (000)	$7,986		$9,552	$11,279	$14,784	$18,840		$22,020

Portfolio turnover	76%		68%	99%	131%	201%	[7]	201% [8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

24	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Investor C1 Shares are only available through dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	25

Notes to Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or, its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or, in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

26	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current period realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	27

Notes to Financial Statements (continued)

underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk, commodity price risk or other risk (inflation risk).These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure or to hedge exposure away from to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option

28	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability).The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	29

Notes to Financial Statements (continued)

or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value-unaffiliated	$1,443,443
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,471,893
Credit contracts	Unrealized appreciation on swaps	98,933

Total		$4,014,269

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps	$151,811
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	1,948,794
Credit contracts	Net unrealized appreciation/depreciation[1]	101,031

Total		$2,201,636

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$ 892,602
Swaps	(286,777)
Foreign currency exchange contracts:
Foreign currency transactions	(45,105)
Credit contracts:
Swaps	(103,756)

Total	$ 456,964

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$1,204,814
Swaps	223,518
Foreign currency exchange contracts:
Foreign currency translations	987,891
Credit contracts:
Swaps	(26,373)

Total	$2,389,850

For the period ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	36
Average number of contracts sold	490
Average notional value of contracts purchased	$4,226,513
Average notional value of contracts sold	$73,746,608
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	46
Average number of contracts – US dollars sold	46
Average US dollar amounts purchased	$112,435,438
Average US dollar amounts sold	$57,138,936
Credit default swaps:
Average number of contracts – buy protection	20
Average number of contracts – sell protection	15
Average notional value – buy protection	$15,160,390
Average notional value – sell protection	$9,759,373
Interest rate swaps:
Average number of contracts – pays fixed rate	1
Average number of contracts – receives fixed rate	2
Average notional value – pays fixed rate	$846,096
Average notional value – receives fixed rate	$4,417,785

30	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC’s derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$10,145
Foreign currency exchange contracts	$2,471,893	1,948,794
Swaps	472,768	396,788

Total of derivative assets and liabilities in the Statement of Assets and Liabilities	2,944,661	2,355,727

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(417,722)	(483,474)

Total of assets and liabilities subject to MNA	$2,526,939	$1,872,253

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	31

Notes to Financial Statements (continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of June 30, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Citibank N.A.	$56,282	$(56,282)	—	—	—
Credit Suisse International	28,202	(18,586)	—	—	$9,616
Deutsche Bank AG	937,050	(361,732)	—	—	575,318
Goldman Sachs International	15,258	(15,258)	—	—	—
JPMorgan Chase Bank N.A.	290,574	(187,441)	—	—	103,133
UBS AG	1,199,573	(898,064)	—	—	301,509

Total	$2,526,939	$(1,537,363)	—	—	$989,576

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Citibank N.A.	$232,694	$(56,282)	—	—	$176,412
Credit Suisse International	18,586	(18,586)	—	—	—
Deutsche Bank AG	361,732	(361,732)	—	—	—
Goldman Sachs International	28,216	(15,258)	—	—	12,958
HSBC Bank USA N.A.	143,093	—	—	—	143,093
JPMorgan Chase Bank N.A.	187,441	(187,441)	—	—	—
Royal Bank of Scotland PLC	2,427	—	—	—	2,427
UBS AG	898,064	(898,064)	—	—	—

Total	$1,872,253	$(1,537,363)	—	—	$334,890

[1]	Net amount represents the net amount receivable from to the counterparty in the event of default.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The current expense limitation as a percentage of average daily net assets is as follows: 0.97% for Institutional; 1.19% for Investor A, and 1.96% for Investor C. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the six months ended June 30, 2013, the amounts waived and/or reimbursed were as follows:

Institutional	$12,760
Investor A	$30,897
Investor C	$14,778

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2013, the Fund reimbursed the Manager $644 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and

32	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (continued)

paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$538
Investor A	$1,383
Investor B	$59
Investor C	$492
Investor C1	$89

For the six months ended June 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,932.

For the six months ended June 30, 2013, affiliates received CDSCs as follows:

Investor A	$549
Investor B	$9
Investor C	$2,616

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officers and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $65,385,757 and $85,263,855, respectively.

Purchases and sales of US government securities for the Fund for the six months ended June 30, 2013, were $26,426,244 and $8,382,108, respectively.

7. Income Tax Information:

As of June 30, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2014	$672,336
2016	2,060,971
2017	3,961,762
2018	1,131,250

Total	$7,826,319

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$121,397,681
Gross unrealized appreciation	$3,999,727
Gross unrealized depreciation	(3,225,772)

Net unrealized appreciation	$773,955

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	33

Notes to Financial Statements (continued)

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	222,049	$1,402,740	281,766	$1,723,303
Shares issued to shareholders in reinvestment of dividends	35,370	222,967	81,628	501,798
Shares redeemed	(417,087)	(2,636,673)	(1,113,701)	(6,812,789)

Net decrease	(159,668)	$(1,010,966)	(750,307)	$(4,587,688)

Investor A
Shares sold	1,746,022	$10,957,408	1,828,466	$11,251,335
Shares issued to shareholders in reinvestment of dividends	106,465	670,487	214,177	1,317,143
Shares redeemed	(1,551,709)	(9,797,521)	(2,476,681)	(15,179,747)

Net increase (decrease)	300,778	$1,830,374	(434,038)	$(2,611,269)

Investor B
Shares sold	16,824	$106,379	13,588	$83,770
Shares issued to shareholders in reinvestment of dividends	2,924	18,426	8,373	51,394
Shares redeemed	(112,068)	(709,565)	(284,810)	(1,741,337)

Net decrease	(92,320)	$(584,760)	(262,849)	$(1,606,173)

Investor C
Shares sold	441,642	$2,793,423	911,882	$5,583,802
Shares issued to shareholders in reinvestment of dividends	28,360	178,697	62,260	382,500
Shares redeemed	(687,582)	(4,343,486)	(1,149,375)	(7,039,759)

Net decrease	(217,580)	$(1,371,366)	(175,233)	$(1,073,457)

34	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Notes to Financial Statements (concluded)

	Period Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Investor C1
Shares sold	9,255	$58,298	38,313	$235,837
Shares issued to shareholders in reinvestment of dividends	8,873	55,875	22,865	140,327
Shares redeemed	(235,400)	(1,487,995)	(431,558)	(2,637,283)

Net decrease	(217,272)	$(1,373,822)	(370,380)	$(2,261,119)

Total Net Decrease	(386,062)	$(2,510,540)	(1,992,807)	$(12,139,706)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock World Income Fund, Inc. (the “Fund”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc. and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper

36	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

(“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The

Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board noted the Fund’s improved performance, relative to its peers, during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, in 2011, the Fund was structurally overweight in the U.S. dollar, which suffered another round of weakness earlier in the year, and underweight in the euro, which was surprisingly resilient throughout the latest bout of sovereign debt stress in peripheral European countries. In addition, the Fund’s overall short duration positioning in both the U.S. and Europe underperformed as global growth indicators weakened and treasuries received a strong flight to quality bid as investors became increasingly concerned about a deterioration in the peripheral debt situation in Europe.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

38	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s total net operating expense ratio ranked in the third quartile and was reasonable relative to the median total net operating expense ratio paid by the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that after discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary cap on the Fund’s total net operating expenses on a class-by-class basis, as applicable. The voluntary expense cap became effective on June 1, 2012.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	39

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock International Limited

Edinburgh EH3 8JB

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

40	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	41

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2013	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

WI-6/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: August 29, 2013

3